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                                                                    EXHIBIT 99.3
                            INSTRUCTIONS FOR USE OF

                      CCC INFORMATION SERVICES GROUP INC.
                           SUBSCRIPTION CERTIFICATES

     The following instructions relate to a rights offering (the "Rights Offering"), by CCC Information Services Group Inc., a Delaware corporation (the "Company"), to the holders of its common stock, par value $0.10 per share ("Common Stock"), and warrants to purchase Common Stock, as described in CCC Information Services Group Inc.'s prospectus, dated July 27, 2001, and prospectus supplement, dated November 30, 2001 (collectively, the "Prospectus"). Holders of record of Common Stock and warrants to purchase Common Stock, at the close of business on November 20, 2001 (the "Record Date"), will receive one (1) transferable right (each a "Right," and collectively, the "Rights") for each share of Common Stock and warrant to purchase Common Stock held by them as of the close of business on the Record Date. An aggregate of 23,052,692 Rights exercisable to purchase an aggregate of 3,636,364 shares of Common Stock are being issued in connection with the Rights Offering. Holders of Rights will be entitled to purchase one share of Common Stock for every 6.33949 Rights held upon payment of $5.50 in cash (the "Subscription Price"). See "The Rights Offering" in the Prospectus.

     No fractional shares of Common Stock or cash in lieu of fractional shares of Common Stock will be issued or paid, but instead shares of Common Stock received upon the exercise of Rights will be rounded down to the nearest whole number. For example, if a Rights holder owns 100 Rights, such holder may subscribe for 15 shares of Common Stock (100 Rights divided by 6.33949 = 15.77, rounded down to 15 shares, the nearest whole number down).

     The Rights will expire at 5:00 p.m., Eastern Time, on December 28, 2001 (as it may be extended, the "Expiration Date").

     The number of Rights to which you are entitled is printed on the face of your Subscription Certificate. You should indicate your wishes with regard to the exercise of your Rights by completing the appropriate section on the back of your Subscription Certificate and returning the Subscription Certificate to the subscription agent for the Rights Offering (the "Subscription Agent") in the envelope provided.

     THE SUBSCRIPTION AGENT MUST RECEIVE YOUR SUBSCRIPTION CERTIFICATE OR YOUR NOTICE OF GUARANTEED DELIVERY ON OR BEFORE THE EXPIRATION DATE. IN ADDITION, THE SUBSCRIPTION AGENT MUST RECEIVE PAYMENT OF THE SUBSCRIPTION PRICE, INCLUDING FINAL CLEARANCE OF ANY CHECKS, FOR ALL RIGHTS EXERCISED ON OR BEFORE THE EXPIRATION DATE. ONCE A HOLDER OF RIGHTS HAS EXERCISED THE SUBSCRIPTION PRIVILEGE SUCH EXERCISE MAY NOT BE REVOKED.

     1. EXERCISE OF RIGHTS. To exercise Rights, properly complete and execute your Subscription Certificate and send it, together with payment in full of the Subscription Price for each share of Common Stock subscribed for pursuant to the Rights Offering to the Subscription Agent. Delivery of the Subscription Certificate must be made by mail, by hand delivery or by overnight delivery. FACSIMILE DELIVERY OF THE SUBSCRIPTION CERTIFICATE WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE VALID DELIVERY. All payments must be made in United States dollars by (i) check or bank draft (cashier's check) drawn on a U.S. bank or money order payable to "Computershare Trust Company of New York, as Subscription Agent" or (ii) wire transfer of immediately available funds. Banks, brokers, trustees, depositaries and other nominee holders of the Rights who exercise the Rights on behalf of the beneficial owners thereof will be required to certify to the Subscription Agent and the Company, on a Nominee Holder Certification form, as to the aggregate number of Rights that have been exercised by each beneficial owner of Rights on whose behalf such nominee holder is acting.

     ACCEPTANCE OF PAYMENTS. Payments will be deemed to have been received by the Subscription Agent only upon (a) the clearance of any uncertified check or
(b) the receipt by the

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Subscription Agent of any certified check or bank draft (cashier's check) drawn on a U.S. bank, money order or immediately available funds transferred through a wire transfer. IF PAYING BY UNCERTIFIED CHECK, PLEASE NOTE THAT THE FUNDS PAID THEREBY MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR FOLLOWING RECEIPT BY THE SUBSCRIPTION AGENT. ACCORDINGLY, HOLDERS OF RIGHTS WHO WISH TO PAY THE SUBSCRIPTION PRICE BY MEANS OF UNCERTIFIED CHECKS ARE URGED TO MAKE PAYMENT SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO ENSURE THAT THE SUBSCRIPTION AGENT RECEIVES CLEARED PAYMENT BY SUCH DATE. YOU ARE URGED TO CONSIDER PAYMENT BY MEANS OF A CERTIFIED CHECK, BANK DRAFT (CASHIER'S CHECK), MONEY ORDER OR WIRE TRANSFER.

     PROCEDURES FOR GUARANTEED DELIVERY. You may deliver a written guarantee (a "Notice of Guaranteed Delivery"), substantially in the form available from the information agent for the Rights Offering (the "Information Agent"), of an Eligible Institution to the Subscription Agent on or prior to the Expiration Date guaranteeing delivery of your properly completed and executed Subscription Certificate within three Nasdaq National Market ("Nasdaq") trading days following the date of the execution of the Notice of Guaranteed Delivery. As used herein, an "Eligible Institution" is a firm or other entity that is identified as an "Eligible Guarantor Institution" in Rule 17Ad-15 of the Securities Exchange Act of 1934, including (1) a bank, (2) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer,
(3) a credit union, (4) a member of a national securities exchange, registered securities association or clearing agency or (5) a savings association that is a participant in a securities transfer association for the account of an Eligible Institution. If this procedure is followed, the Subscription Agent must receive your Subscription Certificate within three Nasdaq trading days of the date of execution of the Notice of Guaranteed Delivery. Additional copies of the Notice of Guaranteed Delivery may be obtained upon request from the Information Agent at the address, or by calling the telephone number, indicated below. Banks, brokers, trustees, depositories and other nominee holders of Rights who exercise the Rights on behalf of beneficial owners thereof will be required to certify to the Subscription Agent and to the Company as to the aggregate number of shares of Common Stock that are being subscribed for under the Rights Offering by each beneficial owner of Rights on whose behalf such nominee holder is acting. In the event such certification is not delivered in respect of a Subscription Certificate, the Subscription Agent shall for all purposes be entitled to assume that such certificate is exercised on behalf of a single beneficial owner.

     CONTACTING THE SUBSCRIPTION AGENT. The address, telephone number and facsimile number of the Subscription Agent, Computershare Trust Company of New York, are as follows:

     If by Hand Delivery or Overnight Delivery:

        Computershare Trust Company of New York
        Wall Street Plaza
        88 Pine Street, 19th Floor
        New York, New York 10005
        Telephone: (212) 701-7624
        Facsimile: (212) 701-7636

     If by First Class Mail or Registered Mail:

        Computershare Trust Company of New York
        Wall Street Station
        P.O. Box 1010
        New York, New York 10268-1010
        Telephone: (212) 701-7624
        Facsimile: (212) 701-7636

     CONTACTING THE INFORMATION AGENT. The Information Agent, Innisfree M&A Incorporated, is available to answer any questions you may have regarding the Rights Offering and will provide

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additional copies of the Prospectus, Notice of Guaranteed Delivery and these instructions upon request. The address, telephone number and facsimile number of the Information Agent are as follows:

        501 Madison Avenue
        20th Floor
        New York, New York 10022
        Telephone: (888) 750-5834 (toll free)
        Facsimile:  (212) 701-7636

     PARTIAL EXERCISES; EFFECT OF OVER- AND UNDERPAYMENTS. If you exercise less than all of the Rights evidenced by your Subscription Certificate, the Subscription Agent will issue to you a new Subscription Certificate evidencing the unexercised Rights. However, if you choose to have a new Subscription Certificate sent to you, you may not receive any such new Subscription Certificate in sufficient time to permit exercise of the Rights evidenced thereby. If you have not indicated the number of Rights being exercised, or if you do not deliver the dollar amount sufficient to purchase the number of shares subscribed for, you will be deemed to have exercised the maximum number of whole Rights which may be exercised for the Subscription Price payment you deliver. To the extent that the dollar amount you deliver exceeds the product of the Subscription Price multiplied by the number of Rights evidenced by the Subscription Certificate you deliver (such excess being the "Subscription Excess"), the Subscription Agent will promptly return such Subscription Excess to you, without interest or deduction.

     2. DELIVERY OF STOCK CERTIFICATES, ETC. As soon as practicable after the valid exercise of Rights and the Expiration Date, the Subscription Agent will mail to each exercising Rights holder certificates representing shares of Common Stock purchased pursuant to the Rights Offering unless you provide instructions to the contrary by duly completing Form 2, Form 3 or Form 4, on the reverse of your Subscription Certificate.

     3. TO SELL OR TRANSFER RIGHTS.

          (a) SALE OF ALL RIGHTS THROUGH A BANK OR BROKER. To have a bank or broker sell all the unexercised Rights evidenced by a Subscription Certificate for you, so indicate on Form 2 and deliver your properly completed and executed Subscription Certificate to your bank or broker. Your Subscription Certificate should be delivered to your bank or broker in ample time for it to be processed by the Subscription Agent. If Form 2 is completed without designating a transferee, the Subscription Agent may thereafter treat the bearer of the Subscription Certificate as the absolute owner of all of the Rights evidenced by such Subscription Certificate for all purposes, and neither the Subscription Agent nor the Company shall be affected by any notice to the contrary.

          (b) SALE OF LESS THAN ALL UNEXERCISED RIGHTS THROUGH A BANK OR
     BROKER. Because your bank or broker cannot issue Subscription Certificates, if you wish to sell less than all of the unexercised Rights evidenced by a Subscription Certificate, so indicate on Form 2, and either you or your bank or broker must separately instruct the Subscription Agent as to the action to be taken with respect to the unexercised Rights not sold. Such instructions should be accompanied by a stock power authorizing such transfer and should be guaranteed by an Eligible Institution. Alternatively, you or your bank or broker must first have your Subscription Certificate divided into Subscription Certificates of appropriate smaller denominations by following the instructions in Paragraph 4 of these instructions. Each Subscription Certificate evidencing the number of Rights you intend to sell can then be transferred by your bank or broker in accordance with the instructions in Paragraph 3(a).

          (c) TRANSFER OF ALL OR LESS THAN ALL UNEXERCISED RIGHTS TO ONE DESIGNATED TRANSFEREE. To transfer all of your unexercised Rights to a designated transferee other than a bank or broker, you must complete Form 2 in its entirety, execute the Subscription Certificate and have your signature guaranteed by an Eligible Institution. A Subscription Certificate that has been properly transferred in its entirety may be exercised by a new holder without having a new Subscription Certificate issued. If you wish to transfer less than all of your unexercised Rights to one designated transferee, execute the Subscription Certificate and separately instruct the

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     Subscription Agent as to the action to be taken with respect to the unexercised Rights not transferred. Such instructions should be accompanied by stock power(s) authorizing such transfer(s) and should be guaranteed by an Eligible Institution. If no such instructions are received, the Subscription Agent will issue you a new Subscription Certificate evidencing the unexercised Rights.

          (d) TRANSFER OF ALL OR LESS THAN ALL UNEXERCISED RIGHTS TO MORE THAN ONE DESIGNATED TRANSFEREE. Because only the Subscription Agent can issue Subscription Certificates, if you wish to transfer all or less than all of the unexercised Rights evidenced by your Subscription Certificate to more than one designated transferee, so indicate one such transfer on Form 2 and separately instruct the Subscription Agent as to the action to be taken with respect to the remaining unexercised Rights. Such instructions should be accompanied by stock power(s) authorizing such transfer(s) and should be guaranteed by an Eligible Institution. Alternatively, you can divide your Subscription Certificate into Subscription Certificates of appropriate smaller denominations by following the instructions in Paragraph 4 below. Each Subscription Certificate evidencing the number of Rights you intend to transfer can then be transferred by following the instructions in Paragraph 3(c).

          (e) SALE OF ALL UNEXERCISED RIGHTS THROUGH THE SUBSCRIPTION AGENT. To sell all unexercised Rights evidenced by a Subscription Certificate through the Subscription Agent, so indicate on Form 3 and deliver your properly completed and executed Subscription Certificate to the Subscription Agent. If the Subscription Agent sells any of your Rights, such Rights will be deemed to have been sold at the weighted average sale price of all Rights sold by the Subscription Agent, less your pro rata portion of any applicable brokerage commissions, taxes and other expenses. Promptly following the Expiration Date, the Subscription Agent will send the holder a check for the net proceeds from the sale of any Rights sold. The Subscription Agent's obligation to execute sell orders is subject to its ability to find buyers for the Rights. No assurance can be given that a market will develop for the Rights or that the Subscription Agent will be able to sell any Rights.

          (f) SALE OF LESS THAN ALL UNEXERCISED RIGHTS THROUGH THE SUBSCRIPTION AGENT. If you wish to sell less than all of the unexercised Rights evidenced by a Subscription Certificate through the Subscription Agent, so indicate on Form 3 and separately instruct the Subscription Agent as to the action to be taken with respect to the unexercised Rights not sold. Such instructions should be accompanied by stock power(s) authorizing such transfer(s) and should be guaranteed by an Eligible Institution. Alternatively, you may have your Subscription Certificate divided into Subscription Certificates of appropriate smaller denominations by following the instructions in Paragraph 4 below. The Subscription Certificate evidencing the number of unexercised Rights you intend to transfer can then be transferred by following the instructions in Paragraph 3(e). If the Subscription Agent sells any of your Rights, such Rights will be deemed to have been sold at the weighted average sale price of all Rights sold by the Subscription Agent, less your pro rata portion or any applicable brokerage commissions, taxes and other expenses. Promptly following the Expiration Date, the Subscription Agent will send the holder a check for the net proceeds from the sale of any Rights sold. The Subscription Agent's obligation to execute sell orders is subject to its ability to find buyers for the Rights. No assurance can be given that a market will develop for the Rights or that the Subscription Agent will be able to sell any Rights.

     4. TO HAVE A SUBSCRIPTION CERTIFICATE DIVIDED INTO SMALLER DENOMINATIONS. To have a Subscription Certificate divided into certificates for smaller numbers of Rights, send your Subscription Certificate, together with complete instructions (including specification of the whole number of Rights you wish to be evidenced by each new Subscription Certificate) signed by you, to the Subscription Agent, allowing a sufficient amount of time for the Subscription Certificates to be issued and returned so that they can be exercised prior to the Expiration Date. Alternatively, you may ask a bank or broker to effect such actions on your behalf. As a result of delays in the mail, the time of the transmittal, the necessary processing time and other factors, you may not receive such new Subscription Certificates in time to enable you to complete an exercise by the Expiration Date. Neither the Company nor the Subscription Agent will be liable to you for any such delays.
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     5. EXECUTION.

          (a) EXECUTION BY REGISTERED HOLDER. The signature on the Subscription Certificate must correspond with the name of the registered holder exactly as it appears on the face of the Subscription Certificate without any alteration or change whatsoever. Persons who sign the Subscription Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority so to act.

          (b) EXECUTION BY A PERSON OTHER THAN REGISTERED HOLDER. If the Subscription Certificate is executed by a person other than the holder named on the face of the Subscription Certificate, proper evidence of authority of the person executing the Subscription Certificate must accompany the same unless the Subscription Agent, in its discretion, dispenses with proof of authority.

          (c) SIGNATURE GUARANTEES. Your signature must be guaranteed by an Eligible Institution if you specify special issuance or delivery instructions.

     6. METHOD OF DELIVERY. The method of delivery of Subscription Certificates and the payment of the Subscription Price to the Subscription Agent will be at the election and risk of the Rights holder. If sent by mail, it is recommended that they be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure receipt by to the Subscription Agent prior to the Expiration Date.

     7. SPECIAL PROVISIONS RELATING TO THE DELIVERY OF RIGHTS THROUGH DEPOSITORY FACILITY PARTICIPANTS. In the case of holders of Rights that are held of record through The Depository Trust Company ("DTC"), exercises of Rights may be effected by instructing DTC to transfer Rights from the DTC account of such participant to the DTC account of the Subscription Agent, together with payment of the Subscription Price for each share of Common Stock subscribed for pursuant to the Rights Offering.

     8. FORM W-9. Each Rights holder who elects to exercise Rights should provide the Subscription Agent with a correct Taxpayer Identification Number on the Form W-9 delivered with the Subscription Certificate. Additional copies of Form W-9 may be obtained upon request from the Information Agent. Failure to provide the information on the Form W-9 may subject such Rights holder to a $50 penalty and to federal income tax withholding with respect to dividends that may be paid by the Company on shares of Common Stock purchased upon the exercise of Rights (for those Rights holders exercising Rights).

     9. TRANSFER TAXES. Except for the fees charged by the Subscription Agent (which will be paid by the Company), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the Rights holder, and none of such commissions, fees or expenses will be paid by the Company or the Subscription Agent.

     10. IRREGULARITIES. All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Company, whose determinations will be final and binding. The Company, in its sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscription Certificates will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Company determines, in its sole discretion. Neither the Company nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification. The Company reserves the right to reject any exercise if such exercise is not in accordance with the terms of the Rights Offering or not in proper form or if the acceptance thereof or the issuance of these shares of Common Stock pursuant thereto could be deemed unlawful.

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